Schedule 14C Information

Information Statement Pursuant to

Section 14(c) of the Securities Exchange Act of 1934

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TIFF INVESTMENT PROGRAM

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TIFF INVESTMENT PROGRAM

170 N. Radnor Chester Road, Suite 300

Radnor, Pennsylvania 19087

_____________

TIFF Multi-Asset Fund

____________

INFORMATION STATEMENT

May 31, 2017

Important Notice Regarding

Internet Availability of this Information Statement:

This Information Statement is available at

https://wwws.tiff.org/MutualFunds/reports/prospectus/MAFInfoStatement.pdf

This Information Statement is being furnished to all persons owning shares (“members”) of TIFF Multi-Asset Fund (“Multi-Asset Fund” or the “Fund”), a series of TIFF Investment Program (“TIP”), to provide members with information regarding: the assignment of the original money manager agreement between Neuberger Berman Asia Limited (“Neuberger Berman”) and the Fund (“the original money manager agreement”) to Green Court Capital Management Limited (“Green Court”), a new money manager managing assets on behalf of the Fund. This Information Statement explains why the board of trustees of TIP, all of whom are not “interested persons” of TIP (the “board” or the “trustees”), as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), approved the assignment and the related agreements, and provides information about Green Court.

A Notice of Internet Availability of the Information Statement is being mailed on or about May 31, 2017 to members of record as of May 1, 2017.

Multi-Asset Fund is providing this Information Statement solely for your information. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

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This Information Statement consists of two parts:

PART I contains information relating to Multi-Asset Fund, the assignment of the original money manager agreement, and the multi-manager method employed by TIP and its investment adviser, TIFF Advisory Services, Inc. (“TAS”), and TIP’s advisory agreement with TAS on behalf of Multi-Asset Fund.

PART II contains information about TIP, TAS, and Green Court, and other miscellaneous items.

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I.	THE ASSIGNMENT OF THE ORIGINAL MONEY MANAGER AGREEMENT

Introduction

Multi-Asset Fund operates on a “multi-manager” basis, which means that its assets are divided into multiple segments and those segments are managed by different investment management firms as money managers to the Fund. TAS manages a portion of Multi-Asset Fund’s assets directly and is also responsible for determining the appropriate manner in which to allocate assets among money managers, supervising money managers, and making recommendations to the TIP board about money managers, investment mandates, and the Fund’s investment policies and strategies. There is no pre-specified target allocation of assets to any particular money manager. Each money manager manages one or more segments of Multi-Asset Fund pursuant to a money manager agreement between the money manager and TIP, on behalf of Multi-Asset Fund.

During an in-person meeting held on March 22, 2017 (the “March Meeting”), the board evaluated and approved the assignment of the original money manager agreement between Neuberger Berman and Multi-Asset Fund to Green Court. Green Court is a new firm formed by the Greater China Investment (“GCI”) Team that was formerly a part of Neuberger Berman. The assignment was accomplished through a novation agreement. Under the novation agreement, Green Court assumed Neuberger Berman’s obligations under the original money manager agreement. The novation agreement, together with the original money manager agreement, is referred to in this Information Statement as the “Novated Agreement.”

In general, a mutual fund cannot enter into a new investment advisory agreement or materially amend an existing investment advisory agreement unless the members (or shareholders) of that mutual fund vote to approve the agreement. Multi-Asset Fund, however, has entered into each money manager agreement, including the Novated Agreement, without seeking the vote of members in accordance with an exemptive order (the “Exemptive Order”) issued by the Securities and Exchange Commission (the “SEC”). The Exemptive Order permits TAS and the TIP funds, subject to TIP board approval, to enter into and materially amend contracts with money managers not affiliated with TAS without seeking or receiving member approval of those contracts. The Exemptive Order does not apply to the advisory agreements with TIP’s investment adviser, TAS, or any amendments to those agreements. This Information Statement is being provided to all members of Multi-Asset Fund to provide information relating to the Novated Agreement as required by one of the conditions of the Exemptive Order.

Description of the Advisory Agreement with TAS

TAS serves as investment adviser to the Fund pursuant to an Advisory Agreement dated as of December 16, 2014 (the “Advisory Agreement”). The Advisory Agreement is substantially the same as the Amended and Restated Advisory Agreement dated as of June 1, 2011 between TAS and TIP’s predecessor, TIFF Investment Program, Inc. (“TIP Inc.”). Effective December 16, 2014, TIP Inc., a Maryland corporation, was reorganized into TIP, a Delaware statutory trust (the “Reorganization”)1. The Advisory Agreement, which was initially approved by the trustees of TIP at a meeting held on September 11, 2014, was last submitted to a vote of the sole shareholder of TIP on December 16, 2014. The purpose of submission of the Advisory Agreement to the sole shareholder was to seek approval of the Advisory Agreement in connection with the Reorganization. The board last approved the continuance of the Advisory Agreement for Multi-Asset Fund at an in-person meeting held on June 9-10, 2016 (the “June Meeting”). TAS has served as Multi-Asset Fund’s investment adviser since the Fund’s inception on March 31, 1995.

1 Similarly, TIFF Multi-Asset Fund, which was a series of TIP Inc., was reorganized into a series of TIP, the Delaware statutory trust, which series continues to be known as TIFF Multi-Asset Fund. References in this information statement to “Multi-Asset Fund” or the “Fund” include the TIFF Multi-Asset Fund series of TIP Inc. or TIP, the Delaware statutory trust, or both, as the context of the sentence requires.

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Under the Advisory Agreement, TAS manages the investment program of Multi-Asset Fund and performs such duties as the board and TAS agree are appropriate to support and enhance the investment program of the Fund. The Advisory Agreement provides that TAS will seek to achieve the Fund’s investment and performance objectives by identifying and recommending to the board external money managers for Multi-Asset Fund, managing and allocating cash among asset classes and money managers, as applicable, monitoring the money managers’ and the Fund’s performance, and employing certain risk management and other investment techniques.

Under Multi-Asset Fund’s Advisory Agreement, the Fund pays TAS on a monthly basis an annualized fee of 0.25% on the first $1 billion of Multi-Asset Fund’s average daily net assets; 0.23% on the next $1 billion of assets; 0.20% on the next $1 billion of assets; and 0.18% on assets exceeding $3 billion. For the fiscal year ended December 31, 2016, Multi-Asset Fund paid TAS for its services to the Fund under the Advisory Agreement advisory fees of $9,393,392. For the fiscal year ended December 31, 2016, the management fees earned by the Fund’s external money managers were $21,884,106 in the aggregate.

TAS also provides certain administrative and other services to TIP pursuant to a services agreement. Under the services agreement, TAS receives on a monthly basis an annualized fee of 0.02% of the Fund’s average daily net assets for such services provided to Multi-Asset Fund. For the fiscal year ended December 31, 2016, the fees paid to TAS by Multi-Asset Fund under the services agreement were $888,155.

The Novated Agreement

In March 2017, Neuberger Berman notified TAS and TIP of a pending assignment of the original money manager agreement, which would occur as a result of a transaction (the “Transaction”) in which former members of the Neuberger Berman GCI Team would establish an independent asset management business by the name of Green Court Capital Management Limited. Neuberger Berman and its affiliates would retain an ongoing passive minority ownership stake in Green Court, and all other equity in Green Court would be owned by the GCI Team’s professionals, with a controlling interest held by Yulin (Frank) Yao as Managing Partner. Neuberger Berman proposed that Green Court then assume from Neuberger Berman the contractual obligation to provide the money manager services to Multi-Asset Fund that were provided by Neuberger Berman under the original money manager agreement. Neuberger Berman and the GCI Team stated that the Transaction would not result in any changes in the day-to-day management of the portion of Multi-Asset Fund that was managed by Neuberger Berman. As required by the 1940 Act, the original money manager agreement stated that it would automatically terminate in the event of its assignment. This Transaction amounted to an assignment under the 1940 Act and the Transaction, when effected on April 28, 2017, caused an automatic termination of the original money manager agreement. The Novated Agreement became effective at that time.

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At the March Meeting, the board considered Neuberger Berman’s request to assign its rights and obligations under the original money manager agreement to Green Court, with certain exceptions, and add Green Court as a money manager for Multi-Asset Fund. After considering the matter, TAS recommended that Green Court be added as a money manager for Multi-Asset Fund based on a number of factors, including but not limited to the fact that the Neuberger Berman GCI Team, including investment, operations and trading personnel, would join Green Court, and that there would be no changes in the nature, quality, or extent of services expected to be provided by Green Court. Green Court invests in equity securities of companies in China, utilizing a research-intensive, fundamentally-driven, bottom-up approach to investing. Green Court focuses on understanding key issues that affect valuation and identifying investments they believe are undervalued. Generally, Green Court seeks to invest in companies that have strong recurring operating cash flows where revenues and earnings are growing from their core businesses versus relying on new products in untested markets.

Upon the recommendation of TAS, and after considering a variety of factors (as described below under “Consideration by the Board of the Novated Agreement by and among Neuberger Berman, Green Court and TIP”), the trustees voted to approve the Novated Agreement. The terms of the Novated Agreement are more fully described below under “Description of the Original Money Manager Agreement between Neuberger Berman and the Fund and the Novated Agreement by and among Neuberger Berman, Green Court and the Fund.”

Consideration by the Board of the Novated Agreement by and among Neuberger Berman, Green Court and TIP

In considering the Novated Agreement by and among Neuberger Berman, Green Court, and TIP at the March Meeting, the board took into account information it had received at the June Meeting in connection with its initial approval of the original money manager agreement with Neuberger Berman for a two-year term commencing June 13, 2016. In connection with the initial approval, the board had requested and considered a wide range of information from TAS and Neuberger Berman. In approving the Novated Agreement at its March Meeting, the board considered many of the same factors and information that it considered in approving the original money manager agreement with Neuberger Berman, as well as such other information as the board considered appropriate. The board considered information regarding Green Court’s personnel and services, investment strategies and philosophies, portfolio management, potential portfolio holdings, and fees and expenses. The board also considered the performance achieved for Multi-Asset Fund and other accounts that had been managed by the GCI Team during their time at Neuberger Berman. The board considered that most of the direct support functions of the GCI Team would move to Green Court as part of the Transaction, including a portfolio specialist, business manager, and a dedicated operations staff. At the close of the Transaction, Green Court was expected to have in place senior professionals in the areas of compliance, finance, and human resources, some of whom were existing Neuberger Berman employees then supporting the GCI Team. The board noted that the fee schedule in the Novated Agreement, which is the same as the fee schedule in the original money manager agreement with Neuberger Berman, included breakpoints that could enable Multi-Asset Fund to benefit from economies of scale and is consistent with the terms Green Court would offer to other investors. Information about Green Court’s proposed brokerage practices was also provided, including its proposed allocation methodologies, best execution policies, and soft dollar program. In addition, the board considered information with respect to the compliance and administration of Green Court, including, its code of ethics and business continuity procedures, and the background of the person that would serve as the chief compliance officer. As a new entity, Green Court had no material violations of its compliance programs, had not been subject to regulatory examinations or other inquiries, and was not aware of any litigation proceedings affecting Green Court. The board noted that the Transaction was not expected to result in any material change in the nature, quality, or extent of services to be provided by Green Court; was not expected to result in any material change to the investment advisory or other services provided to Multi-Asset Fund, or to the personnel providing such services; and was not expected to materially affect the GCI Team’s ability to fulfill Green Court’s obligations under the Novated Agreement. It was noted that Green Court would continue to receive certain operational and infrastructure support from Neuberger Berman for a period of time pursuant to a transition services agreement.

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The board considered a memorandum from its independent counsel setting forth the board’s fiduciary duties and responsibilities under the 1940 Act and applicable state law and the factors the board should consider in its evaluation of the Novated Agreement. The board also reviewed Green Court’s responses to a questionnaire prepared by the trustees’ independent counsel requesting information necessary for the trustees’ evaluation of the Novated Agreement, as well as responses to additional questions posed by the board regarding, among other things, Green Court’s expected investment opportunities and strategies, those Neuberger Berman investment professionals who were expected to become investment professionals at Green Count, Green Court’s continuing relationship with Neuberger Berman, and support Neuberger Berman was expected to provide Green Court with respect to compliance and various back office functions. The board noted certain risks, which it had also considered at the June Meeting, including political, financial, and trade execution risks associated with investing in China and Green Court’s strategy of holding a concentrated portfolio with low name turnover but high share turnover.

The board also noted the information received at regular meetings throughout the year related to the services rendered by Neuberger Berman and the GCI Team in the management of Multi-Asset Fund’s portfolio. The board’s evaluation of the services provided by Neuberger Berman and the GCI Team took into account the board’s knowledge and familiarity gained as board members regarding the scope and quality of the GCI Team’s investment management capabilities. The board concluded that, overall, it was satisfied with the nature, quality, and extent of the services expected to be provided by Green Court. Consistent with the approach taken by the board at the initial approval of the original money manager agreement, the board did not specifically consider the profitability or expected profitability of Green Court resulting from its relationship with Multi-Asset Fund because Green Court is not affiliated with TAS or TIP, except by virtue of its pending role as a money manager to Multi-Asset Fund, and the fees to be paid to Green Court were negotiated on an arm’s-length basis in a competitive marketplace.

The board based its evaluation on the material factors presented to it at the March Meeting and discussed above, including: (1) the terms of the Novated Agreement; (2) the reasonableness of Green Court’s fees in light of the nature and quality of the services expected to be provided and any additional benefits to be received by Green Court in connection with providing services to Multi-Asset Fund after the Transaction; (3) the nature, quality, and extent of the services expected to be performed by Green Court after the Transaction; (4) the overall organization, skills, and experience of the GCI Team in managing the existing portfolio for Multi-Asset Fund; and (5) the contribution of the GCI Team towards the overall performance of Multi-Asset Fund.

In arriving at its decision to approve the Novated Agreement, the board did not single out any one factor or group of factors as being more important than the other factors, but considered all of these factors together with a view toward future long-term considerations. After carefully considering the information summarized above and all factors deemed to be relevant, the board unanimously voted to approve the Novated Agreement by and among Neuberger Berman, Green Court, and TIP for Multi-Asset Fund. Prior to a vote being taken, the board met separately in executive session to discuss the appropriateness of the Novated Agreement and other considerations.

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In their deliberations with respect to these matters, the trustees were advised by their independent legal counsel. The trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the consideration of investment advisory contracts. The trustees concluded that the Novated Agreement was reasonable, fair, and in the best interests of Multi-Asset Fund and its members, and that the fees provided in the Novated Agreement were fair and reasonable. In the board’s view, approving the Novated Agreement was desirable and in the best interests of Multi-Asset Fund and its members.

Description of the Original Money Manager Agreement between Neuberger Berman and the Fund and the Novated Agreement by and among Neuberger Berman, Green Court and the Fund

The Novation Agreement by and among Neuberger Berman, Green Court and TIP, which is part of the Novated Agreement, is included as Appendix A to this Information Statement. The following description of the Novated Agreement is qualified in its entirety by reference to the full text of the agreement.

Under the Novated Agreement, Neuberger Berman assigns its rights and obligations under the original money manager agreement to Green Court, with certain exceptions; Green Court agrees to perform Neuberger Berman’s obligations and be bound by the Novated Agreement, with certain exceptions; and TIP, on behalf of Multi-Asset Fund, consents to the assignment.

The Novated Agreement provides that Green Court will perform its services in a manner consistent with the provisions of the original money manager agreement, included as Appendix B to this Information Statement, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the 1940 Act, and the rules thereunder. Green Court will manage the investment and reinvestment of certain assets of Multi-Asset Fund allocated to it from time to time by TAS, subject to the supervision of the board and TAS. In rendering investment advisory services to the Fund, Green Court may use personnel employed by one or more of its foreign (non-US) Affiliates that are not registered under the Advisers Act (“Non-US Affiliates”) to provide portfolio management, research, and trading services to the Fund pursuant to a Participating Non-US Affiliate Agreement between Green Court and the respective affiliate(s) in accordance with applicable guidance of the staff of the SEC allowing investment advisers registered in the United States to use investment advisory and other resources of unregistered advisory affiliates subject to the supervision of the registered adviser. Green Court’s authority to use its Non-US Affiliates to perform duties for Multi-Asset Fund will terminate if the Participating Non-US Affiliate arrangement ceases to meet the applicable requirements. In addition, Green Court may use the affiliates or third parties to perform non-investment advisory services which assist Green Court in performing its duties to the Fund.

The Novated Agreement requires Green Court to give primary consideration to obtaining “best execution” – the best overall terms available to the Fund under the circumstances and in the relevant market – in accordance with applicable law when placing orders for the purchase and sale of securities on behalf of the Fund. In evaluating the terms available for executing particular transactions and in selecting broker-dealers, Green Court may consider those factors it deems relevant, including brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, (the “Exchange Act”) provided by such broker-dealers. Green Court is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a transaction which is higher than the commission another broker-dealer would have charged for effecting that transaction if Green Court determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. In addition, the Novated Agreement includes provisions relating to the confidentiality of the information and recommendations supplied by either party to the agreement, and restricts Green Court from consulting with other money managers for Multi-Asset Fund about transactions in securities or other assets of the Fund, except under certain circumstances. The Novated Agreement also requires that Green Court act in conformity with applicable laws, including the laws and regulations of the Hong Kong Special Administrative Region and the People’s Republic of China, including those related to their specific stock exchanges and stock trading programs.

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Under the Novated Agreement, the fee payable to Green Court is the same as the fee that was payable to Neuberger Berman under the original money manager agreement. Green Court will be compensated based on the assets it manages. The asset-based fee, payable monthly, is 0.90% per year on the first $100 million of its Multi-Asset Fund portfolio, 0.80% per year on the next $100 million, and 0.60% per year on amounts above $200 million. Since the fees payable to Green Court are the same as those that were paid to Neuberger Berman, the Novated Agreement is not expected to impact Multi-Asset Fund’s expense ratio. For the period from June 13, 2016 (the effective date of the original money manager agreement) through the remainder of the fiscal year (December 31, 2016) Neuberger Berman earned fees of $395,856.

The Novated Agreement provides that it: (i) will continue in effect for a period of two years from the date of the original money manager agreement, June 13, 2016, and thereafter from year to year if the continuance of the agreement is approved at least annually in conformity with the requirements of the 1940 Act; (ii) may be further amended by mutual consent of the parties thereto, but the consent of the Fund must be approved in conformity with the requirements of the 1940 Act and any order of the SEC that may address the applicability of such requirements in the case of the Fund; (iii) may be terminated without payment of any penalty by (a) the Fund, if a decision to terminate is made by the board of trustees of TIP or by a vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), or (b) by Green Court, in each case with at least 30 days’ written notice; and (iv) will terminate automatically in the event of its “assignment,” as defined in the 1940 Act.

The Novated Agreement provides that neither Green Court nor its affiliates shall be liable to Multi-Asset Fund, TIP, TAS, or to any shareholder for any error of judgment, but Green Court shall be liable to the Fund for any loss resulting from willful misfeasance, bad faith, fraud, or gross negligence by Green Court or its affiliates in providing services under the Novated Agreement or from reckless disregard by Green Court of its obligations and duties under the Novated Agreement. Under the Novated Agreement, Neuberger Berman remains responsible for any liabilities, claims, and demands arising under the original money manager agreement prior to the Transaction and neither Green Court nor its affiliates, excluding Neuberger Berman and its affiliates, is not responsible for any such liabilities, claims and demands.

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II.        OTHER INFORMATION

Information about TIP

TIP is a no-load, open-end management investment company comprised at present of two distinct funds, each with its own investment objective and policies. TIP was organized as a statutory trust under Delaware law on September 11, 2014, and consists of Multi-Asset Fund and TIFF Short-Term Fund. On December 16, 2014, each series of TIP assumed the assets and liabilities of the corresponding series of TIP Inc. as part of the Reorganization. TIP Inc. was originally incorporated under Maryland law on December 23, 1993, and its Multi-Asset Fund series commenced operations on March 31, 1995. The TIP mutual funds are available primarily to foundations, endowments, other 501(c)(3) organizations, and certain other non-profit organizations.

Information about TAS

TIFF Advisory Services, Inc. is the investment adviser to the TIP mutual funds. TAS’s principal offices are located at 170 N. Radnor Chester Road, Suite 300, Radnor, PA 19087. TAS seeks to achieve Multi-Asset Fund’s investment and performance objectives in part by identifying and recommending to the board external money managers for the Fund, managing and allocating cash among asset classes and money managers, as applicable, monitoring the money managers’ and the Fund’s performance, managing directly a portion of the Fund’s portfolio, and employing certain risk management and other techniques designed to enhance returns. Each money manager is responsible for the day-to-day investment decisions for that portion of Multi-Asset Fund’s assets allocated to it. Each money manager specializes in a particular market or utilizes a particular investment style. TAS invests primarily in futures contracts and other derivative instruments, duration investments, exchange-traded and open-ended funds, and other securities and financial instruments, including US treasury obligations, in accordance with the fund’s investment objective, policies and restrictions. TAS may also oversee portfolio investments that are designed to track closely the returns of third-party or customized indices or that provide indirect exposure to the investment programs of other independent investment management firms, usually through total return swaps.

Information about Green Court

Green Court Capital Management Limited is located at Suites 2007-2009, 20th Floor, Jardine House, 1 Connaught Place, Central, Hong Kong. Green Court is a newly formed investment advisory firm established by the GCI Team that was a part of Neuberger Berman. At the commencement of Green Court’s operations following completion of the Transaction on April 28, 2017, Green Court had assets under management of approximately $4,275,000,000. Green Court has managed assets for the Fund since April 2017.

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Green Court is a privately held firm and a wholly-owned subsidiary of Green Court Management Holdings LLC, a holding company. Green Court Capital Holdings Limited is the majority owner of Green Court Management Holdings LLC and Neuberger Berman affiliated entities own a minority interest in Green Court Management Holdings LLC. NBSH Acquisition, LLC, Neuberger Berman’s ultimate parent entity, is an employee owned company. NBSH Acquisition, LLC is located at 1290 Avenue of the Americas, New York, NY, 10104. Yulin (Frank) Yao, Senior Portfolio Manager, Managing Partner, of Green Court, has a controlling interest in Green Court Capital Holdings Limited. As a result, Mr. Yao controls Green Court.

Mr. Yao and Lihui Tang, Portfolio Manager, Managing Partner, have been employed by Green Court since April 2017 and both were previously employed by Neuberger Berman since 2008.

Green Court is not an investment adviser to any other registered investment companies with an investment objective similar to that of Multi-Asset Fund.

Certain Brokerage Matters

When selecting brokers or dealers, TAS and the money managers are authorized to consider the “brokerage and research services,” as defined in Section 28(e) of the Exchange Act, provided to Multi-Asset Fund, to TAS, or to the money manager. TAS and the money managers may cause Multi-Asset Fund to pay a commission to a broker or dealer who provides such brokerage and research services which is in excess of the commission another broker or dealer would have charged for effecting the transaction. TAS or the money manager, as appropriate, must determine in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided. Reasonableness will be viewed in terms of that particular transaction or in terms of all the accounts over which TAS or the money manager exercises investment discretion.

Interests of Trustees and Officers of the Fund

To the knowledge of Multi-Asset Fund, no trustee of TIP has any substantial interest, direct or indirect, by security holdings or otherwise, in the original money manager agreement between Neuberger Berman and the Fund or the Novated Agreement by and among Neuberger Berman, Green Court and TIP. No trustee purchased or sold securities of or interests in Green Court, or any entity directly or indirectly controlling or controlled by Green Court since January 1, 2016. No trustee or officer of TIP is an officer, employee, director, general partner, or shareholder of Green Court. No trustee or officer of TIP owns securities of or has any material direct or indirect interest in Green Court or any other person controlling, controlled by, or under common control with Green Court. No trustee of TIP had any material interest, direct or indirect, in any material transactions in which Green Court, or any entity directly or indirectly controlling or controlled by Green Court, is or was a party since January 1, 2016, or has such an interest in any such proposed transactions.

Information Regarding the Service Providers to Multi-Asset Fund

Custodian, Administrator, Fund Accounting Agent, Transfer Agent, Registrar, and Dividend Disbursing Agent. State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the custodian of TIP’s assets as well as its administrator, fund accounting agent, transfer agent, registrar, and dividend disbursing agent. As custodian, State Street may employ sub-custodians outside the United States.

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Distributor.  Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as the distributor of TIP’s shares.

Outstanding Shares and Significant Shareholders

As of May 1, 2017, Multi-Asset Fund had 272,669,351.589 shares outstanding.

As of May 1, 2017, there were no members that owned of record or beneficially 5% or more of the outstanding shares of Multi-Asset Fund.

As of May 1, 2017, the trustees and officers of TIP as a group owned less than 1% of the outstanding shares of Multi-Asset Fund.

Annual and Semi-Annual Reports

TIP’s annual report for the fiscal year ended December 31, 2016, and semi-annual report for the period ended June 30, 2016, were previously distributed to members. TIP will furnish, without charge, an additional copy of its most recent annual report and semi-annual report to any member requesting such reports. To request a copy of such reports, members should contact TIFF Member Services by mail, telephone, or email using the contact information below or by visiting the SEC’s website at www.sec.gov.

 170 N. Radnor Chester Road, Suite 300

Radnor, PA 19087

1-800-984-0084

www.tiff.org

Electronic mail inquiries:

Services offered by TIFF: info@tiff.org

Member-specific account data: memberservices@tiff.org

WE ARE NOT ASKING YOU FOR A PROXY,

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

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Appendix A

Novation Agreement

This NOVATION AGREEMENT, dated as of April 26, 2017 (this "Agreement"), is by and among Neuberger Berman Asia Limited, a Hong Kong company limited by shares (the "Current Manager"), Green Court Capital Management Limited, a Hong Kong company limited by shares (the "New Manager"), and TIFF Investment Program ("TIP"), a Delaware statutory trust, for its TIFF Multi-Asset Fund (the "Fund") (the "Client").

WHEREAS, the Current Manager and the Client are parties to the Investment Management Agreement dated June 13, 2016, including without limitation any guidelines or supplementary materials, as amended from time to time (the "IMA");

WHEREAS, Neuberger Berman Group LLC ("Neuberger") has agreed, on the Effective Date (defined below), to separate a portion of the business of Neuberger and its affiliates from Neuberger and contribute certain assets associated with such business to the New Manager (the "Formation Transactions");

WHEREAS, the Current Manager is a Neuberger affiliate;

WHEREAS, in connection with the Formation Transactions the New Manager and the Client mutually desire to effect a novation and thereby to substitute the New Manager for the Current Manager as party to the IMA pursuant to the terms and conditions contained herein;

WHEREAS, the New Manager is an SEC-registered investment advisor and expects to be SFC-licensed, as of the Effective Date;

NOW, THEREFORE, the parties hereto agree as follows:

1. Effective Date. This Agreement shall be in effect as of the date of the closing of the Formation Transactions, (the "Effective Date") to be specified by notice. The New Manager will endeavour to provide such notice to the Client within 5 days prior to closing, or as, and when, such closing date can be confirmed. For the avoidance of doubt, in no event shall the Effective Date occur prior to the date the New Manager’s SEC registration becomes effective, and in the event the Formation Transactions fail to occur, this Agreement shall be void and of no force and effect.

2. Novation. With effect from, and after, the Effective Date:

(a) The Current Manager hereby transfers, assigns and delegates all of its rights, title and interest in and to, and obligations under, the IMA to the New Manager and the New Manager hereby accepts and assumes such rights, title and interest in and to, and obligations under, the IMA;

(b) The New Manager hereby agrees to perform the Current Manager's obligations under the IMA and to be bound by the terms of the IMA, as amended hereby, in all respects, as if the New Manager had at all times been a party to the IMA in place of the Current Manager;

(c) The Client hereby acknowledges and agrees that this novation constitutes an "assignment" under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and the Investment Company Act of 1940, as amended (the “1940 Act,” and together with the Advisers Act, the "Acts") and expressly consents to this novation and assignment (as defined in the Acts) and to the substitution of the New Manager for the Current Manager;

A-1

Appendix A

(d) The Client and the New Manager hereby acknowledge and agree that all of their rights and obligations under the IMA shall remain unchanged except as provided in this Agreement and the Client and the New Manager agree to perform their respective obligations under the IMA and be bound by the terms of the IMA in all respects as if the New Manager had at all times been a party to the IMA in place of the Current Manager, except as provided in this Agreement.

(e) The Client hereby acknowledges and represents that it has made its own decision to enter into this Agreement, and has not relied on the Current Manager or any of its affiliates as a primary basis in making its decision to enter into this Agreement, and there is no mutual understanding between the Client on the one hand and the Current Manager on the other hand that the Current Manager or its affiliates have acted or will act as a fiduciary in advising the Client to enter into this Agreement.

3. Release and Discharge.

(a) The Client hereby releases and discharges the Current Manager and each of its affiliates (excluding the New Manager) from and after the Effective Date from all further obligations under the IMA and all liabilities, claims and demands howsoever arising under the IMA, whether in contract, tort or otherwise, and accepts the obligations and liability of the New Manager under the IMA in place of the obligations and liability of the Current Manager thereunder; provided that such release and discharge shall not affect any liabilities, claims and demands arising under the IMA that may be asserted by the Client with respect to the period of time prior to the Effective Date, whether such liabilities, claims and demands are deemed to arise before or after the Effective Date and which liabilities, claims, and demands shall survive termination of the IMA in respect of the Current Manager.

(b) The Client hereby acknowledges and agrees that the New Manager and its respective affiliates (excluding the Current Manager and its affiliates) and their respective successors and assigns shall not be subject to any liabilities, claims and demands arising under the IMA that may be asserted by the Client with respect to the period of time prior to the Effective Date, whether such liabilities, claims and demands are deemed to arise before or after the Effective Date.

(c) The Current Manager hereby releases and discharges the Client and each of its affiliates from and after the Effective Date from all further obligations to the Current Manager under the IMA; provided that such release and discharge shall not affect any obligations of the Client arising under the IMA with respect to the period of time prior to the Effective Date.

(d) The parties hereby agree that Sections 9 and 17 of the IMA shall survive any termination of the IMA, including any termination at the Effective Date and any termination of the IMA as novated to the New Manager.

(e) Each of the parties hereby represents and warrants to each of the other parties that the releases, discharges, acknowledgements and agreements contained in this Section 3 are being made voluntarily, knowingly and willingly by such party.

4. Disclosure of Ownership Arrangements. The Client hereby acknowledges receipt of disclosure of the following information in connection with this novation:

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Appendix A

(a) An affiliate of the Current Manager will indirectly hold an interest in the New Manager and, as such indirect holder, will be entitled to receive a portion of any amount ultimately distributed by the New Manager. These amounts shall be distributed by the New Manager from its own assets (and not from the assets of any plan) (the "Specified Payments").

(b) The payment of such Specified Payments will not affect the amount being charged to the Client by the New Manager or the time periods for which any fee may be calculated. The Specified Payments shall be paid solely from the corporate assets of the New Manager and the Client shall have no responsibility or liability therefor. The New Manager's fee under the IMA would be the same, regardless of whether such Specified Payments were paid, and neither the Current Manager nor any of its affiliates (other than the New Manager and its participating non-US affiliates) shall provide investment advice to or in respect of the Client in exchange for or as a result of the Specified Payments.

(c) A description of the Formation Transactions and the New Manager is set forth in Exhibit 1 attached hereto.

5. Performance of Services. The New Manager agrees to perform its services in a manner consistent with the provisions of the IMA and the Act and the rules thereunder. The New Manager shall provide the Client with a current copy of the New Manager's written disclosure statement (Part 2A of the New Manager's Form ADV (or a substitute brochure prepared by the New Manager)).

6. Fee Schedule. The fee payable to the New Manager shall be the same fee that was payable to the Current Manager under the terms of the IMA prior to the execution of this Agreement.

7. Notices. From and after the Effective Date, the following notice information for the New Manager shall be used for purposes of the IMA:

Green Court Capital Management Limited

20th Floor, Jardine House

1 Connaught Place

Central, Hong Kong
Attention: Calvin Wong

Email: Calvin.Wong@greencourtcap.com

and to: Terry.Stothard@greencourtcap.com

8. Survival of Confidentiality Obligations. Each of the Client and the Current Manager hereby agrees to continue to be bound by and to comply with the confidentiality provisions of the IMA with respect to the other party prior to the Effective Date and, in respect of the Client’s obligations thereunder, to the extent that any confidential records or information do not become confidential records or information of the New Manager in connection with the novation set forth herein.

9. Entire Agreement. This Agreement, together with the IMA, as amended hereby, constitutes the entire understanding and agreement of the parties with respect to the subject matter hereof, and all agreements and undertakings between them with respect to this subject matter are merged into and incorporated herein, except with respect to the Current Manager and New Manager and the understandings and agreements set forth in that certain Formation Agreement entered into between the Current Manager and the New Manager, among others, and the Related Agreements (as defined in that certain Formation Agreement). This Agreement is binding upon and shall inure to the benefit of the parties hereto and successors in interest. Nothing in this Agreement, express or implied, is intended to confer upon any person or entity other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

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Appendix A

10. Further Assurances. Each of the parties to this Agreement hereby covenants and agrees that it shall execute such documents and take such further action as any other party hereto may reasonably request in order to effectuate the novation set forth herein.

11. Severability. The provisions of this Agreement are several, and to the extent that such would not substantially alter the economic fundamentals of this Agreement, if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Agreement in any jurisdiction.

12. Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument. A signature to this Agreement delivered by facsimile or electronic PDF will be sufficient for all purposes between the Parties.

13. Miscellaneous. Except as otherwise modified hereby, the IMA shall remain in full force and effect.

14. Governing Law. This Agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware without reference to principles of conflict of laws. Nothing herein shall be construed to require either party to do anything in violation of any applicable law or regulation.

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Appendix A

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed as of the date first above written.

Neuberger Berman Asia Limited

By: /s/ Jason Henchman

Name: Jason Henchman
Title: Director

Green Court Capital Management Limited

By: /s/ Bradley Okita

Name: Bradley Okita
Title: Authorized Signatory

TIFF Investment Program

On behalf of the Fund

By: /s/ Kelly A. Lundstrom

Name: Kelly A. Lundstrom
Title: Vice President

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Appendix A

Exhibit 1

March 2, 2017

Jay Willoughby

The Investment Fund for Foundations

200 State Street, 14th Floor

Boston, MA 02109

USA

Dear Jay,

We are writing to inform you that the Neuberger Berman Greater China Investment (“GCI”) Team led by Senior Portfolio Manager, Frank Yulin Yao, will establish an independent business under which Green Court Capital Management Limited (“GCCML”) and its affiliates will collectively operate as Green Court Capital Management (“Green Court”). Neuberger Berman will retain an ongoing passive minority ownership stake in Green Court. The transaction is targeted to be effective April 28, 2017. Other than Neuberger Berman, all equity in the business will be owned by the GCI Team’s professionals.

As part of the transaction, all of the GCI Team’s investment professionals — comprising portfolio managers, Frank Yulin Yao and Lihui Tang, its research analysts and traders — will move over to the new business in the transition. There will be no change to the GCI Team’s investment philosophy and process. The direct support functions of the GCI Team will also move over to Green Court, including Portfolio Specialist, Calvin Wong and Business Manager, Bradley Okita, as well as its dedicated operations staff headed by Pauline Hew. At closing, Green Court is expected to have in place senior professionals in the areas of compliance, finance and human resources, some of whom will include existing Neuberger Berman employees currently supporting the GCI Team. Green Court will remain in the same office space in Shanghai, Hong Kong and Singapore (separated from, but adjacent to Neuberger Berman’s other Hong Kong and Singapore operations) and will largely operate on the same investment infrastructure. A limited set of services will continue to be provided by Neuberger Berman on an interim basis as needed through a transition services agreement. The transition is designed to be as seamless as possible for all Investors.

GCCML is a limited liability company newly established in Hong Kong under the Green Court business. It will be licensed by the Hong Kong Securities and Futures Commission to conduct Type 4 (Advising on Securities) and Type 9 (Asset Management) regulated activities. GCCML will also be registered with the U.S. Securities and Exchange Commission as an investment adviser under the U.S. Investment Advisers Act of 1940. GCCML is in the process of applying for these licenses and registrations and the transaction will not be consummated until these licenses and registrations have been obtained.

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Appendix A

GCCML will be controlled by Green Court Management Holdings LLC (“GCMH”), which will in turn be controlled by a holding company, owned by the GCI Team’s professionals. Neuberger Berman will have an ongoing passive minority interest in GCMH. Frank Yulin Yao will serve as the sole Executive Director of GCCML and Managing Member of GCMH. GCCML’s address will be: 20/F, Jardine House, 1 Connaught Place, Central, Hong Kong.

As is usual in transaction documents, the transaction may be terminated in certain circumstances and provides that certain conditions must be satisfied for the transaction to be consummated. Although we have no reason to expect the transaction will not close, in the event it does not occur, we will notify you promptly.

We will, of course, soon be reaching out to you to request your affirmative consent for the transition. If you consent to the transition, we will further discuss with you the best way to transfer the management of your account from Neuberger Berman Asia Limited to GCCML. Portfolio Specialist Calvin Wong, who has worked closely to service your account, will lead those discussions and continue to be your primary point of contact after the transition.

While the investment manager entity of your account will be changing — subject to your consent — Frank Yulin Yao, Senior Portfolio Manager, and the GCI Team, including Portfolio Manager, Lihui Tang, will remain responsible for the day-to-day investment management of your account, and neither Green Court’s investment philosophy nor its investment strategy will change. Green Court believes that there will be no material changes to the investment management of your account as a result of the transition.

We are confident that Green Court Capital Management will thrive as an independent platform and will be focused on ensuring a smooth transition for all clients.

Very truly yours,

NEUBERGER BERMAN ASIA LIMITED

By: /s/ Bradley Okita

Name: Bradley Okita

Title: Authorized Signatory

CC:	Trevor Graham

Chris Matteini

Bradley Calder

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Appendix B

Money Manager Agreement

This agreement (the “Money Manager Agreement”) is between TIFF Investment Program (“TIP”), a Delaware statutory trust, for its TIFF Multi-Asset Fund (the “Fund”), and Neuberger Berman Asia Limited (the “Manager”), a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and is effective as of June 13, 2016 (the “Effective Date”).

Recitals

TIP is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

TIP wishes to retain the Manager to render advisory services to the Fund and the Manager is willing to render those services.

The parties therefore agree as follows:

1.	Managed Assets

The Manager will provide investment management services with respect to assets placed with the Manager on behalf of the Fund from time to time. Such assets, as changed by investment, reinvestment, additions, disbursements of expenses, and withdrawals, are referred to in this Agreement as the “Managed Assets.” The Fund may make additions to or withdraw all or any portion of the Managed Assets from this management arrangement at any time.

2.	Appointment and Powers of Manager; Investment Approach

(a)       Appointment. TIP, acting on behalf of the Fund, hereby appoints the Manager to manage the Managed Assets for the period and on the terms set forth in this Agreement. The Manager hereby accepts this appointment and agrees to render the services herein described in accordance with the requirements described in Section 3(a).

(b)       Powers. Subject to the supervision of the board of trustees of TIP and subject to the supervision of TIFF Advisory Services, Inc. (“TAS”) as Investment Adviser to the Fund, the Manager shall direct investment of the Managed Assets in accordance with the requirements of Section 3(a). TIP, acting on behalf of the Fund, grants the Manager authority to:

(i)	acquire (by purchase, exchange, subscription, or otherwise), hold, and dispose of (by sale, exchange, or otherwise) securities and other investments and provide the necessary instructions on behalf of the Fund to brokers and custodians to effect the transactions;

(ii)	determine what portion of the Managed Assets will be held uninvested; and

(iii)	enter into such agreements and make such representations (including representations regarding the purchase of securities and other instruments for investment) as may be necessary or proper in connection with the performance by the Manager of its duties hereunder.

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Appendix B

(c)       Power of Attorney. To enable the Manager to exercise fully the discretion granted hereunder, TIP appoints the Manager as its attorney-in-fact to invest, sell, and reinvest the Managed Assets as fully as TIP itself could do. The Manager hereby accepts this appointment.

(d)       Voting. The Manager shall be authorized to vote on behalf of the Fund any proxies relating to the Managed Assets, provided, however, that the Manager shall comply with any instructions received from the Fund as to the voting of securities and handling of proxies.

(e)       Independent Contractor. Except as expressly authorized herein, the Manager shall for all purposes be deemed to be an independent contractor and shall have no authority to act for or to represent TIP, the Fund, or TAS in any way, or otherwise to be an agent of any of them.

(f)       Reporting. The Manager shall furnish to TIP upon reasonable request such information that TIP may reasonably require to complete documents, reports, or regulatory filings.

3.	Requirements; Duties

(a)       Requirements. In performing services for the Fund and otherwise discharging its obligations under this Agreement, the Manager shall act in conformity with the following requirements (the “Requirements”):

(i)	the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations which apply to the Manager in conjunction with performing services for the Fund, if any;

(ii)	TIP’s Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A as filed with the Securities and Exchange Commission relating to the Fund and the shares of beneficial interest in the Fund, as such Registration Statement may be amended from time to time (the “Registration Statement”). TIP shall deliver or otherwise make available to the Manager any amendments or supplements to the Registration Statement that contain changes that pertain to the Manager’s provision of services under this Agreement prior to the effectiveness thereof (or as soon as reasonably practicable thereafter);

(iii)	the Manager’s Investment Guidelines, which may be amended from time to time through mutual agreement by TAS and the Manager in writing;

(iv)	written instructions and directions of the board of trustees of TIP;

(v)	the laws and regulations of the Hong Kong Special Administrative Region and the People’s Republic of China (the “PRC”), the Hong Kong and PRC regulations applicable to their respective stock exchanges and the Shanghai-Hong Kong Stock Connect program (including any future Shenzhen-Hong Kong Stock Connect program), including, but not limited to, requirements limiting off-exchange transfers of shares and prohibitions against overselling of shares, subject to paragraph 3(b) of this Agreement. To the extent required by PRC law or any representative of the PRC government, the Manager will comply with PRC requirements relating to short-swing profits, disclosure of interests, and foreign ownership limits, subject to paragraph 3(b) of this Agreement; and

(vi)	written instructions and directions of TAS.

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Appendix B

(b)       Responsibility with Respect to Actions of Others. TIP may place the investment portfolio of each of its funds, including the Fund, with one or more investment managers. To the extent the applicability of, or conformity with, the Requirements depends upon investments made by, or activity of, the managers other than the Manager, the Manager agrees to comply with such Requirements: (i) to the extent that such compliance is within the Manager’s Investment Guidelines; and (ii) to the extent that the Manager is provided with information sufficient to ascertain the applicability of such Requirements. If it appears to the Fund at any time that the Fund may not be in compliance with any Requirement and the Fund or TAS so notifies the Manager, the Manager shall promptly take such actions not inconsistent with applicable law or regulation as the Fund or TAS may reasonably specify to effect compliance. The Fund further acknowledges and agrees that certain requirements under applicable laws in China (including but not limited to the intraday trading restriction, foreign ownership limits, disclosure of interests requirements and short swing profit rule) may be calculated and applied on an aggregate basis across all investment portfolios of the Fund, including any investment portfolios and assets managed by other investment managers of the Fund. The Manager acknowledges and agrees that such requirements may be required to be calculated and applied on an aggregate basis across all investment portfolios and assets managed by the Manager and, in certain circumstances, its affiliates. The Manager’s responsibility to ensure compliance with such applicable laws shall be limited to the trading and investment activities of (i) the Managed Assets only, calculated and applied on an individual account basis without reference to any other investment portfolios or assets managed by other investment managers of the Fund and (ii) to the extent required by law, such other portfolios and assets managed by the Manager and its affiliates if such portfolios and assets are aggregated with the Managed Assets.

(c)       Responsibility with Respect to Performance of Duties. In performing its duties under this Agreement, the Manager will act solely in the interests of the Fund and shall use reasonable care and its best judgment in matters relating to the Fund. The Manager will not deal with the Managed Assets in its own interest or for its own account; provided however that nothing in this paragraph shall be construed as a limitation on Section 7 below.

(d)       Valuation. The Manager shall not be responsible for calculating the Net Asset Value of the Fund’s portfolio or making final decisions on the value of portfolio securities used to calculate such net asset value but must review regularly the pricing of the Managed Assets as made available by or on behalf of the Fund. The Manager agrees to notify the Fund as soon as reasonably practicable if the Manager reasonably believes that the value of any portfolio security comprising the Managed Assets may not reflect fair value. The Manager agrees to provide upon reasonable request any pricing information of which the Manager is aware to the Fund, to TAS, or to the Fund’s administrator to assist in the determination of the fair value of any portfolio security comprising the Managed Assets for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Fund’s valuation procedures for the purpose of calculating the Fund’s Net Asset value in accordance with procedures and methods established by the board of trustees of TIP.

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Appendix B

4.	Recordkeeping and Reporting

(a)       Records. The Manager shall maintain proper and complete records relating to the furnishing of investment management services under this Agreement, including records with respect to the securities transactions for the Managed Assets required by Rule 31a-1 under the 1940 Act. All records maintained pursuant to this Agreement shall be subject to examination by the Fund and by persons authorized by it during reasonable business hours upon reasonable notice. Records required by Rule 31a-1 maintained as specified above shall be the property of the Fund; the Manager will preserve such records for the periods prescribed by Rule 31a-2 under the 1940 Act and shall surrender such records promptly at the Fund's request. Upon termination of this Agreement, the Manager shall promptly return records that are the Fund's property and, upon demand, shall make and deliver to the Fund true and complete and legible copies of such other records maintained as required by this Section 4(a) as the Fund may reasonably request. The Manager may retain copies of records furnished to the Fund.

(b)       Reports to Custodian. The Manager shall provide to the Fund's custodian and to the Fund, on each business day, information relating to all transactions concerning the Managed Assets.

(c)       Other Reports. The Manager shall render to the board of trustees of TIP and to TAS such periodic and special reports as the board or TAS may reasonably request.

5.	Purchase and Sale of Securities

(a)       Selection of Brokers. The Manager shall place all orders for the purchase and sale of securities on behalf of the Fund with brokers or dealers selected by the Manager in conformity with the policy respecting brokerage set forth in the Registration Statement. Neither the Manager nor any of its officers, employees, nor any of its "affiliated persons," as defined in the 1940 Act, will act as principal with respect to the Managed Assets nor will the Manager execute any portfolio transactions for the Managed Assets with a broker or dealer which is (i) an affiliated person of the Fund; (ii) principal underwriter of the Fund's shares; or (iii) an affiliated person of  such an affiliated person, unless such transactions are: (a) exempt under applicable law or regulation, including under Rule 10f-3(b) or Rule 17a-10; (b) exempt under applicable law or regulation and executed in accordance with the Fund’s procedures adopted thereunder, including the exemptions provided by Rule 10f-3(c) or Rule 17a-7, and the Fund’s Rule 10f-3 procedures or Rule 17a-7 procedures, as the case may be; or (c) executed in accordance applicable law or regulation and executed in accordance with the Fund’s procedures adopted thereunder, including Rule 17e-1 and the Fund's Rule 17e-1 procedures. TIP agrees that it will provide the Manager with a written list of such brokers and dealers and will, from time to time, update such list as necessary.  The Manager agrees that it will provide TIP or TAS with a written list of brokers and dealers that are affiliates of the Manager and will, from time to time, update such list as necessary.

In placing such orders, the Manager will give primary consideration to obtaining the most favorable price and efficient execution reasonably available under the circumstances and in accordance with applicable law. The Fund acknowledges and accepts that certain operational constraints and regulatory restrictions in China may limit the number of brokers, dealers or derivative counter parties the Manager may engage. In evaluating the terms available for executing particular transactions for the Fund and in selecting broker-dealers (including derivative counter parties) to execute such transactions, the Manager may consider, in addition to commission cost and execution capabilities, those factors that it deems relevant, such as the financial stability and reputation of broker-dealers (including derivative counter parties) and the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by such broker-dealers. The Manager is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a transaction which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if the Manager determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer in discharging responsibilities with respect to the Fund or to other client accounts as to which it exercises investment discretion.

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Appendix B

(b)       Aggregating Orders. On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Fund as well as other advisory clients of the Manager, the Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so purchased or sold, as well as the expense incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and its other clients.

6.	Management Fees; Expenses

(a)       Management Fees. Schedule I attached hereto sets out the fees to be paid by the Fund to the Manager by the tenth business day of the month following the month to which the fee relates. The applicable fee rate will be applied to the average daily net assets of the Managed Assets, computed as described in the Fund’s Registration Statement.

(b)       Expenses. The Manager shall furnish at its own expense all of its own office facilities, equipment and supplies, and shall perform at its own expense all routine and recurring functions necessary to render the services required under this Agreement including administrative, bookkeeping and accounting, clerical, statistical, and correspondence functions. The Fund shall pay directly, or, if the Manager makes payment, reimburse the Manager for, (i) custodial fees for the Managed Assets, (ii) brokerage commissions, issue and transfer taxes and other costs of securities transactions to which the Fund is a party, including any portion of such commissions attributable to research and brokerage services; and (iii) interest and taxes, if any, payable by the Fund. In addition, the Fund shall pay directly, or, if the Manager makes payment, reimburse the Manager for, such non-recurring special out-of-pocket costs and expenses as may be authorized in advance by the Fund.

7.	Non-Exclusivity of Services

The Manager is free to act for its own account and to provide investment management services and advice to others. The Fund acknowledges that the Manager and its affiliates, officers and employees, and the Manager's other clients, may at any time have, acquire, increase, decrease or dispose of positions in the same investments which are at the same time being held, acquired or disposed of under this Agreement for the Fund. Neither the Manager nor any of its officers or employees shall have any obligation to provide advice or effect a transaction under this Agreement simply because such advice is provided or a transaction is effected for his or its own account or for the account of another client of the Manager or its affiliates. The Fund agrees that the Manager may refrain from providing any advice or services concerning securities of companies for which any officers, directors, partners or employees of the Manager or any of the Manager’s affiliates act as financial adviser, investment manager or in any capacity that the Manager deems confidential, unless the Manager determines in its sole discretion that it may appropriately do so. The Fund appreciates that, for good commercial and legal reasons, material nonpublic information which becomes available to affiliates of the Manager through these relationships cannot be passed on to Fund and that the Manager may be restricted from trading the securities of issuers about which it is in possession of material nonpublic information.

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Appendix B

8.	Delegation of Services to Affiliates and Third Parties

The Fund acknowledges and agrees that the Manager may, in its discretion, utilize personnel employed by its affiliates to perform services pursuant to this Agreement by way of a “participating non-US affiliate” agreement in accordance with, and to the extent permitted by, the 1940 Act and the Advisers Act, including the published interpretations thereof by the U.S. Securities and Exchange Commission (“SEC”) or its staff. Should such participating non-US affiliate agreement cease to meet the requirements of the 1940 Act or the Advisers Act, including published interpretations thereof by the SEC or its staff, the Manager’s authority to utilize personnel of its affiliates in the performance of its duties hereunder shall terminate immediately and the Manager shall promptly inform TIP and TAS. For the avoidance of doubt, the Manager acknowledges and agrees that it assumes full responsibility for all actions, and any failure to act, by each person utilized to perform services under this Agreement.

Fund further acknowledges and agrees that the Manager may, except where prohibited by applicable law or regulation, use the services of an affiliate or a third party to perform accounting, administrative, reporting or ancillary services to assist the Manager in performing its duties under this Agreement, provided that such services are not considered to be investment advisory services under the 1940 Act. The Manager will act in good faith and with due diligence in the selection, use and monitoring of such affiliates and third parties, and shall be solely responsible to the Fund for any loss resulting from willful misfeasance, bad faith, fraud, or gross negligence by such affiliate or third party. The Manager shall be solely responsible for any fees, charges, or expenses owed to such affiliates or third parties.

9.	Liability

The Manager and any of its affiliates shall not be liable to the Fund, TIP, TAS or any shareholder for any error of judgment, but the Manager shall be liable to the Fund for any loss resulting from willful misfeasance, bad faith, fraud, or gross negligence by the Manager in providing services under this Agreement or from reckless disregard by the Manager of its obligations and duties under this Agreement. Nothing in this Agreement shall constitute a waiver or limitation of any rights that the Fund, TIP, or TAS may have under applicable state or federal laws.

10.	Representations

(a)       The Manager hereby represents to the Fund that the Manager is registered as an investment adviser under the Advisers Act, that it has full power and authority to enter into and perform fully the terms of this Agreement and that the execution of this Agreement on behalf of the Manager has been duly authorized and, upon execution and delivery, this Agreement will be binding upon the Manager in accordance with its terms.

(b)       The Manager represents that it is in material compliance with all applicable laws, both federal and state.

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Appendix B

(c)       TIP hereby represents to the Manager that it has full power and authority to enter into and perform fully the terms of this Agreement and that the execution of this Agreement on behalf of the Fund has been duly authorized and, upon execution and delivery, this Agreement will be binding upon TIP in accordance with its terms.

(d)       TIP acknowledges receipt of Parts 2A and B of the Manager’s Form ADV and Commodity Trading Advisor (CTA) Disclosure Document (if applicable).

(e)       TIP represents that TIP and the Fund are in material compliance with all applicable laws and regulations, both federal and state and the Fund is permitted to invest in the securities and investments set out in the Manager’s Investment Guidelines.

11.	Term

This Agreement shall continue in effect for a period of two (2) years from the date hereof and shall thereafter be automatically renewed for successive periods of one (1) year each, provided such renewals are specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated without the payment of any penalty, by (a) the Fund, if a decision to terminate is made by the board of trustees of TIP or by a vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), or (b) the Manager, in each case with at least 30 days' written notice from the terminating party and on the date specified in the notice of termination.

This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

12.	Amendment

Except as otherwise provided in this Agreement, this Agreement may be amended by mutual consent, but the consent of the Fund must be approved in conformity with the requirements of the 1940 Act and any order of the Securities and Exchange Commission that may address the applicability of such requirements in the case of the Fund. Any such amendment must be in writing and signed by each party.

13.	Notices

Notices or other communications required to be given pursuant to this Agreement shall be deemed duly given when delivered electronically, in writing, or sent by fax or three business days after mailing registered mail postage prepaid as follows:

Fund:	TIFF Investment Program
c/o TIFF Advisory Services, Inc.
Attn: General Counsel
170 N. Radnor Chester Road, Suite 300
Radnor, PA 19087
Fax: 610-684-8080
Email: miops@tiff.org with a copy to rmaestro@tiff.org

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Appendix B

Manager:	Neuberger Berman Asia Limited
Suites 2007-2020, 20th Floor,
Jardine House, 1 Connaught Place,
Central, Hong Kong
Attn: General Counsel
Email: Jason.Henchman@nb.com

Each party may change its address by giving notice as herein required.

14.	Sole Instrument

This instrument constitutes the sole and only agreement of the parties to it relating to its object and correctly sets forth the rights, duties, and obligations of each party to the other as of its date. Any prior agreements, promises, negotiations, or representations not expressly set forth in this Agreement are of no force or effect.

15.	Counterparts

This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which, taken together, shall be deemed to constitute one and the same instrument.

16.	Applicable Law

This Agreement shall be governed by, and the rights of the parties arising hereunder construed in accordance with, the laws of the State of Delaware without reference to principles of conflict of laws. Nothing herein shall be construed to require either party to do anything in violation of any applicable law or regulation.

17.	Confidential Information

Any information or recommendations supplied by any party to this Agreement, which are not otherwise in the public domain or previously known to another party in connection with the performance of obligations hereunder, including securities or other assets held or to be acquired by the Fund, transactions in securities or other assets effected or to be effected on behalf of the Fund, or financial information or any other information relating to a party to this Agreement, are to be regarded as confidential (“Confidential Information”).

No party may use or disclose to others Confidential Information about the other party, except solely for the legitimate business purposes of the Fund, including but not limited to its affiliates, for which the Confidential Information was provided and in compliance with TIP’s policies on the disclosure of portfolio holdings, to the extent applicable; as may be required by applicable law or rule or compelled by judicial or regulatory authority having competent jurisdiction over the party; or as specifically agreed to in writing by the other party to which the Confidential Information pertains. Further, no party may trade in any securities issued by another party while in possession of material non-public information about that party. Lastly, the Manager may not consult with any other money managers for the Fund about transactions in securities or other assets of the Fund, except for purposes of complying with the 1940 Act or SEC rules or regulations applicable to the Fund. Nothing in this Agreement shall be construed to prevent the Manager from lawfully giving other entities investment advice about, or trading on their behalf in, shares issued by the Fund or securities or other assets held or to be acquired by the Fund.

B-8

Appendix B

In witness whereof, the parties hereto execute this Agreement on and make it effective on the Effective Date specified in the first paragraph of this Agreement.

TIFF Investment Program	Neuberger Berman Asia Limited
on behalf of the Fund

By: /s/ Kelly A. Lundstrom	By: /s/ Jason Henchman

Title: Vice President	Title: COO

B-9

Appendix B

Schedule I

to the Money Manager Agreement (the “Agreement”)

dated as of June 13, 2016

between

Neuberger Berman Asia Limited (the “Manager”) and

TIFF Investment Program for its TIFF Multi-Asset Fund (the “Fund”)

Fee Calculation

As compensation for the services performed and the facilities and personnel provided by the Manager pursuant to the Agreement, the Fund will pay the Manager a fee according to the following formula:

0.90% per annum on the first $100,000,000 of Managed Assets;

0.80% per annum on the next $100,000,000 of Managed Assets;

0.60% per annum thereafter.

The fee shall be prorated for any period that is less than a full calendar month.

All capitalized terms used but not defined in this Schedule I shall have the meanings ascribed to them in the Agreement.

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TIFF INVESTMENT PROGRAM

170 N. Radnor Chester Road, Suite 300

Radnor, Pennsylvania 19087

_____________

TIFF Multi-Asset Fund

____________

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF INFORMATION STATEMENT

An Information Statement intended for all persons owning shares (“members”) of TIFF Multi-Asset Fund (“Multi-Asset Fund” or the “Fund”), a series of TIFF Investment Program (“TIP”), is available on the internet. This communication presents only an overview of the more complete Information Statement. We encourage members to access and review all of the important information contained in the Information Statement.

The following material is available for review: Information Statement for TIFF Multi-Asset Fund

The Information Statement provides members of Multi-Asset Fund with information regarding the assignment of the original money manager agreement between Neuberger Berman Asia Limited (“Neuberger Berman”) and the Fund (“the original money manager agreement”) to Green Court Capital Management Limited (“Green Court”), a new money manager managing assets on behalf of the Fund. At a meeting held on March 22, 2017, the board of trustees of TIP, all of whom are not “interested persons” of TIP (the “board” or the “trustees”), as such term is defined in the Investment Company Act of 1940, as amended, approved the assignment and related agreements.

Green Court invests in equity securities of companies in China, utilizing a research-intensive, fundamentally-driven, bottom-up approach to investing. The Information Statement contains additional information about Green Court, the assignment of the original money manager agreement to Green Court, and the board’s consideration of the relevant agreements.

TIFF Advisory Services, Inc. (“TAS”) and TIP have received an exemptive order (the “Order”) from the Securities and Exchange Commission (the “SEC”) that permits TAS and the TIP funds to enter into and materially amend contracts with money managers not affiliated with TAS without seeking or receiving member approval of those contracts. Therefore, TIP is not soliciting proxy or consent authority, but instead, in accordance with the Order, is furnishing an Information Statement to members. In lieu of physical delivery of the Information Statement, TIP will make the Information Statement available to members online.

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The full Information Statement will be available to review on the Fund’s website at https://wwws.tiff.org/MutualFunds/reports/prospectus/MAFInfoStatement.pdf until at least August 29, 2017. A paper or email copy of the Fund’s Information Statement, its most recent annual report, and its most recent semi-annual report may be obtained, without charge, by contacting TIFF Member Services by mail, telephone, or email using the contact information below.

170 N. Radnor Chester Road, Suite 300

Radnor, PA 19087

1-800-984-0084

www.tiff.org

Electronic mail inquiries:

Services offered by TIFF: info@tiff.org

Member-specific account data: memberservices@tiff.org

If you want to receive a paper or e-mail copy of the Information Statement, you must request one. There is no charge to you for requesting a copy.

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